SECURITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2002

S&T Bancorp, Inc.
______________________________________________________________________

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania ____________________ (State or other Jurisdiction of Incorporation)	0-12508 ____________________ (Commission File Number)	25-1434426 ____________________ (IRS Employer Identification No.)

43 South Ninth Street, Indiana, PA ____________________________________________ (Address of Principal Executive Offices)	15701 ___________________ Zip Code

Registrant's telephone number, including area code	(800) 325-2265 ____________________

Item 5 - Other Events

S&T Bancorp, Inc. (NASDAQ: STBA), the holding company for S&T Bank, announced today that it has acquired Evergreen Insurance Associates, Inc., a multi-line insurance agency. Evergreen will retain its business name and has offices located in Ebensburg and Greensburg, PA.

ITEM 7 - Financial Statements, Proforma Financial Information and Exhibits

(c) Exhibits

(99) Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

August 2, 2002	S&T Bancorp, Inc. /s/ Robert E. Rout Robert E. Rout Executive Vice President, Chief Financial Officer and Secretary